Critical Accounting Judgments and Key Sources of Estimation Uncertainty	12 Months Ended
Dec. 31, 2024
Critical Accounting Judgments and Key Sources of Estimation Uncertainty
Critical Accounting Judgments and Key Sources of Estimation Uncertainty
5.	Critical Accounting Judgments and Key Sources of Estimation Uncertainty

The preparation of financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the stated amounts of revenues and expenses during the reporting period. Management evaluates whether estimates should be in use on an ongoing basis by utilizing historical experience, consultancy with experts, and other methods it considers reasonable in the particular circumstances. However, uncertainty about these assumptions and estimates could result in outcomes that could require a material adjustment to the carrying amount of the asset or liability in the future.

The key sources of estimation uncertainty are as follows:

Classification of lease contracts

The classification of the leaseback element of a sale and leaseback transaction as either an operating or a finance leaseback requires judgment. The Group follows a formalized process to determine whether a sale of the vessel has taken place, in accordance with the criteria established in IFRS 15. In this determination, an assessment of the nature of any repurchase options is made. The outcome of the transaction (at option exercise dates in particular) may differ from the original assessment made at inception of the lease contract.

Vessel lives and residual values

The carrying value of the vessels represents their original cost at the time of purchase, less accumulated depreciation and any impairment. Vessels are depreciated to their residual values on a straight-line basis over their estimated useful lives. The estimated useful life of 25 years is management’s best estimate, that remains unchanged compared to prior year. The residual value is estimated as the lightweight tonnage of the vessel multiplied by a forecast scrap value per ton. The scrap value per ton is estimated using market scrap prices, assuming a vessel is already of age, and its condition is as expected at the end of its useful life at the statement of financial position date. The scrap rate is estimated to be approximately $400 per ton of lightweight steel.

An increase in the estimated useful life of a vessel or in its scrap value would have the effect of decreasing the annual depreciation charge. A decrease in the useful life of a vessel or in its scrap value would have the effect of increasing the annual depreciation charge.

When regulations place significant limitations over the ability of a vessel to trade on a worldwide basis, the vessel’s useful life is adjusted to end at the date such regulations become effective. The estimated salvage value of the vessel may not represent the fair market value at any one time since market prices of scrap values tend to fluctuate.

Impairment of vessels

The Company evaluates the carrying amounts of the Group’s vessels to determine whether there is any indication that they have suffered an impairment loss by considering both internal and external sources of information. If any such indication exists, their recoverable amounts are estimated in order to determine the extent of the impairment loss, if any.

Likewise, if there is an indication that an impairment loss recognized in prior periods no longer exists or may have decreased, the need for recognizing an impairment reversal is assessed by comparing the carrying amount of the vessels to the latest estimate of recoverable amount.

Recoverable amount is the higher of fair value less costs to sell and value in use. As part of this evaluation, the Company considers both internal and external indicators of potential impairment, in accordance with IAS 36. Indicators of possible impairment may include, but are not limited to, comparing the carrying amount of net assets to market capitalization, changes in interest rates, changes in the technological, market, economic, or legal environments in which the Group operates, changes in forecasted charter rates, and movements in external broker valuations. The Company also assesses whether any evidence suggests the obsolescence or physical damage of the Group’s assets, whether the Group has any plans to dispose of an asset before the end.

In assessing value-in- use, the estimated future cash flows are discounted to their present value, using a discount rate that reflects current market assessments of the time value of money and the risks specific to the asset for which the estimates of future cash flows have not been adjusted. As part of the process of assessing the fair value less cost to sell for a vessel, the Group obtains valuations from independent ship brokers on a quarterly basis or when there is an indication that an asset or assets may be impaired. If an indication of impairment is identified, the need for recognizing an impairment loss is assessed by comparing the carrying amount of the vessel to the higher of the fair value less cost to sell and the value-in-use.

As of December 31, 2024 and 2023, the carrying amount of the vessels owned by the Group was lower than their respective fair values, as estimated by management with consideration to independent brokers’ valuations. As a result, there were no events or circumstances triggering the existence of potential impairment or reversal of impairment of its vessels.

Deferred drydocking costs

The Group recognizes drydocking costs as a separate component from the vessels’ carrying amounts and depreciates them on a straight-line basis over the estimated period until the next drydocking of the vessels. If a vessel is disposed of before the next scheduled drydocking, the remaining balance is written-off and forms part of the gain or loss recognized upon disposal of vessels in the period when contracted. Vessels are estimated to undergo drydocking every 5 years after their initial delivery from the shipyard, until a vessel reaches 10 years of age, and thereafter every 2.5 years to undergo special or intermediate surveys, for major repairs and maintenance that cannot be performed while in operation. However, this estimate might be revised in the future. Management estimates costs capitalized as part of the drydocking component as costs to be incurred during the first drydocking at the drydock yard for a special survey and parts and supplies used in making such repairs that meet the recognition criteria, based on historical experience with similar types of vessels.

Climate and environmental risk factors

The Group might incur increased operating and maintenance costs to maintain the operational performance and superiority of its vessels. These cost factors are taken into consideration when an indication of impairment arises, and included in the Group’s discounted cash flows calculations. Management adjusts its cash flows, accordingly with the following:

●	an increase in its operating costs both for inflation, as well as extra operating costs associated with the vessels operating effectiveness;
●	an increase associated with the vessels’ special surveys and future Drydock costs; and
●	an adjustment of its weighted average cost of capital calculation.

Management has concluded that its vessels’ carrying values, as well as their useful lives, have not been impaired.